UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 26, 2004

Commission File Number: 01-06914

SUN CITY INDUSTRIES, INC.
(Exact name of small business issuer as specified in its charter)

Delaware	59-0950777
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1220 Glenmore Drive, Apopka, Florida	32712
(Address of Principal Executive Offices)	(Zip Code)

(407) 880-2213
(Issuer's telephone number)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

32.1 Section 1350 Certification for Form 10-QSB for the period ended May 3, 2003, as filed with the Securities and Exchange Commission on August 13, 2003.

32.2 Section 1350 Certification for Form 10-QSB for the transition period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 13, 2003.

32.3 Section 1350 Certification for Form 10-KSB for the period ended February 2, 2002, as filed with the Securities and Exchange Commission on August 12, 2003.

32.4 Section 1350 Certification for Form 10-KSB for the period ended February 1, 2003, as filed with the Securities and Exchange Commission on August 12, 2003.

Item 9. Regulation FD Disclosure

The Registrant hereby furnishes the attached Exhibits constituting the Certifications required pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Michael F. Manion is the Registrant's sole executive officer and sole director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun City Industries, Inc.
By: /s/ Michael F. Manion
Michael F. Manion, President

Dated: January 26, 2004

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sun City Industries, Inc. (the "Company") on Form 10-QSB for the period ended May 3, 2003, as filed with the Securities and Exchange Commission on August 13, 2003, (the "Report"), I, Michael F. Manion, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Michael F. Manion
Name: Michael F. Manion
Title: President
Date: January 26, 2004

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sun City Industries, Inc. (the "Company") on Form 10-QSB for the transition period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 13, 2003, (the "Report"), I, Michael F. Manion, President of the Company, certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Michael F. Manion
Name: Michael F. Manion
Title: President
Date: January 26, 2004

Exhibit 32.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sun City Industries, Inc. (the "Company") on Form 10-KSB for the period ended February 2, 2002, as filed with the Securities and Exchange Commission on August 12, 2003, (the "Report"), I, Michael F. Manion, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Michael F. Manion
Name: Michael F. Manion
Title: President
Date: January 26, 2004

Exhibit 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sun City Industries, Inc. (the "Company") on Form 10-KSB for the period ended February 1, 2003, as filed with the Securities and Exchange Commission on August 12, 2003, (the "Report"), I, Michael F. Manion, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Michael F. Manion
Name: Michael F. Manion
Title: President
Date: January 26, 2004